EXHIBIT 10.105

                              INDENTURE OF TRUST

                         Dated as of November 16, 1995

                          READING & BATES DRILLING CO.

                                    - and -

                        READING & BATES EXPLORATION CO.,
                         as Joint and Several Borrowers

                                    - and -

                           WILMINGTON TRUST COMPANY,
                              as Indenture Trustee


----------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                        Page

INDENTURE OF TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . .
RECITALS OF THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . .
GRANTING CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 1
      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION . . . . . .

Section 101 Definitions . . . . . . . . . . . . . . . . . . . . . . . . .
Section 102 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .
Section 103 Waiver of Notice  . . . . . . . . . . . . . . . . . . . . . .
Section 104 Effect of Headings; Table of Contents . . . . . . . . . . . .
Section 105 Severability Clause; Further Assurances . . . . . . . . . . .
Section 106 Governing Law; Jurisdiction . . . . . . . . . . . . . . . . .
Section 107 Appointment of Process Agent  . . . . . . . . . . . . . . . .
Section 108 Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .
Section 109 Survival  . . . . . . . . . . . . . . . . . . . . . . . . . .
Section 110 No Transfer in Violation of Shipping Act  . . . . . . . . . .
Section 111 Monies of Indenture Trustee
   Received by Borrower . . . . . . . . . . . . . . . . . . . . . . . . .
Section 112 Binding Effect  . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 2
      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER . . . . .

Section 201 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(a)   Organization and Existence  . . . . . . . . . . . . . . . . . . . .
(b)   Power and Authority . . . . . . . . . . . . . . . . . . . . . . .
(c)   Due Authorization, Execution and Enforceability . . . . . . . . .
(d)   No Violations . . . . . . . . . . . . . . . . . . . . . . . . . .
(e)   Liens and Security Interests  . . . . . . . . . . . . . . . . . .
(f)   Notices of Defaults . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE 3
      REMEDIES UPON AN EVENT OF DEFAULT . . . . . . . . . . . . . . . .

Section 301 Remedies  . . . . . . . . . . . . . . . . . . . . . . . . .
Section 302 Suits for Enforcement by Indenture Trustee  . . . . . . . .
Section 303 Indenture Trustee's Enforcement of Claims . . . . . . . . .
Section 304 Application of Monies Collected After Default . . . . . . .
Section 305 Rights and Remedies Cumulative  . . . . . . . . . . . . . .
Section 306 Delay or Omission Not Waiver  . . . . . . . . . . . . . . .
Section 307 Discontinuance of Enforcement Proceedings . . . . . . . . .
Section 308 Control by the Majority Lenders . . . . . . . . . . . . . .
Section 309 Undertaking for Costs . . . . . . . . . . . . . . . . . . .
Section 310 Waiver of Demand, etc . . . . . . . . . . . . . . . . . . .

ARTICLE 4
      THE INDENTURE TRUSTEE . . . . . . . . . . . . . . . . . . . . . .
Section 401 Certain Duties and Liabilities  . . . . . . . . . . . . . .
Section 402 Certain Rights of Indenture Trustee . . . . . . . . . . . .
Section 403 Not Responsible for Recitals  . . . . . . . . . . . . . . .
Section 404 Money Held in Trust . . . . . . . . . . . . . . . . . . . .
Section 405 Compensation, Reimbursement and Indemnification . . . . . .
Section 406 Corporate Indenture Trustee Required; Eligibility . . . . .
Section 407 Disqualification, Removal or
  Resignation of the Indenture Trustee;
  Successor Indenture Trustees  . . . . . . . . . . . . . . . . . . . .
Section 408 Co-trustees and Separate Indenture Trustees . . . . . . . .

ARTICLE 5
      SATISFACTION AND DISCHARGE  . . . . . . . . . . . . . . . . . . .

Section 501 General . . . . . . . . . . . . . . . . . . . . . . . . . .
Section 502 Survival of Certain Obligations . . . . . . . . . . . . . .

ARTICLE 6
      SUPPLEMENTAL INDENTURES . . . . . . . . . . . . . . . . . . . . .

Section 601 Waivers and Supplemental Indentures With
  Consent of Lenders  . . . . . . . . . . . . . . . . . . . . . . . . .
Section 602 Execution of Supplemental Indentures  . . . . . . . . . . .
Section 603 Effect of Supplemental Indentures . . . . . . . . . . . . .

ARTICLE 7
      INSTRUCTIONS OF THE AGENT OR MAJORITY LENDERS . . . . . . . . . .

Section 701 Instructions of the Agent or Majority Lenders.  . . . . . .

ARTICLE 8
      LIMITATION OF LIABILITY . . . . . . . . . . . . . . . . . . . . .

Section 801 Limitation of Liability of Wilmington Trust Company.  . . .


                               INDENTURE OF TRUST

      THIS INDENTURE OF TRUST (this "Indenture") dated as of November 16, 1995, among (i) READING & BATES DRILLING CO. ("R&B Drilling") and READING & BATES EXPLORATION CO. ("R&B Exploration"), each an Oklahoma corporation, as joint and several borrowers (collectively, the "Borrowers"), and (ii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee").

                           RECITALS OF THE BORROWERS

     A. The Borrowers have entered into a Credit Facility Agreement, dated as of November 16, 1995 (the "Credit Agreement"), with the Lenders (as defined in the Credit Agreement), Christiania Bank og Kreditkasse, acting through its New York branch, as agent for the Lenders (the "Agent") and Reading & Bates Corporation, as guarantor, pursuant to which the Lenders have agreed to make available to the Borrowers (i) a reducing revolving credit facility (the "Revolving Credit Facility") in the original principal amount of Forty-Five Million United States Dollars (US$45,000,000.00) evidenced by a secured promissory note of the Borrowers (the "Note") and (ii) a Standby Letter of Credit Facility (the "Standby Letter of Credit Facility and together with the Revolving Credit Facility, the "Credit Facility") in an amount not to exceed Ten Million Dollars (U.S. $10,000,000.00).

     B. Pursuant to the Credit Agreement, (i) R&B Drilling is required to execute and deliver a first preferred mortgage on the U.S. documented semi-submersible drilling unit, JACK BATES and (ii) R&B Exploration is required to execute and deliver a first preferred mortgage (together with the first preferred mortgage on the JACK BATES, collectively the "Mortgages") on the U.S. documented jack-up drilling unit, D.R. STEWART (together with the JACK BATES, collectively, the "Vessels"). Certain of the Lenders are not citizens of the United States of America within the meaning of Section 2 of the Shipping Act, 1916, as amended, and are therefore ineligible to be mortgagees of the Vessels, and the Lenders have requested the Indenture Trustee to hold, pursuant to the terms of this Indenture, the Mortgages.

     C. To secure their obligations under the Credit Agreement and the Note, the Borrowers have duly authorized the execution and delivery of this Indenture.

     D. All things have been done which are necessary to constitute this Indenture a valid security agreement and contract for the security of the obligations of the Borrowers under the Credit Facility and the Note, in accordance with the terms of the Credit Agreement, the Note and this Indenture.

                                GRANTING CLAUSE
                NOW, THEREFORE, THIS INDENTURE WITNESSETH, that,

     To secure the payment of the Advances (as defined in the Credit Agreement), the Unpaid Drawings (as defined in the Credit Agreement), and interest thereon and all other Indebtedness (as defined below) and the performance of the covenants therein and herein contained, and in consideration of the premises and of the Lenders' making the Credit Facility available to the Borrowers, the Borrowers by these presents do grant, sell, convey, assign, transfer, pledge, set over and confirm unto the Indenture Trustee for the benefit of the Lenders, continuing security interests in all of their right, title and interest in and all benefits in, under and to all of the following, but as security only for the payment of the Indebtedness:

      1. The U.S. documented vessel JACK BATES, as granted by a first preferred mortgage on the JACK BATES by R&B Drilling;
      2. The U.S. documented vessel D.R. STEWART, as granted by a first preferred mortgage on the D.R. STEWART by R&B Exploration; and
      3.   Proceeds of the foregoing.

     The Indenture Trustee shall hold the Mortgages as collateral security for the Indebtedness, subject to the terms of this Indenture.

     AND IT IS HEREBY COVENANTED AND DECLARED that the security interests granted above are to be held and applied by the Indenture Trustee, subject to the further covenants, conditions and trusts herein set forth, and the Borrowers do hereby covenant and agree to and with the Indenture Trustee, for the benefit of the Lenders as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

  Section 101.    Definitions.

     (a) For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, in addition to the words and expressions defined in the recitals hereto, the following terms shall have the following meanings:

     "Actual Knowledge" has the meaning specified in Section 401(h).

     "Business Day" shall have the meaning ascribed thereto in the Credit Agreement.

     "Dollars", "dollars" or "$" means lawful and freely transferable currency of the United States.

     "Default Rate" shall have the meaning ascribed thereto in the Credit Agreement.

     "Event  of Default"  has  the meaning  ascribed  thereto in  the Credit
  Agreement.

     "Indebtedness" means the Advances, the Unpaid Drawings and all interest thereon (and interest on any unpaid interest thereon) and on any other sums of money on which interest is stated in the Credit Agreement to be payable), all expenses, claims, liabilities, losses, costs, duties, fees and all other sums of money from time to time owing under the Credit Agreement and the Security Documents.

     "Instructions" has the meaning set forth in Section 701.

     "MARAD" means the United States Department of Transportation, Maritime Administration.

     "Officer's Certificate" means (i) when used with respect to a Borrower, a certificate signed by the president, the chief executive officer, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of such Borrower and (ii) when used with respect to the Indenture Trustee, a certificate signed by a Responsible Officer of the Indenture Trustee.

     "Person"  means   any  individual,   corporation,  partnership,   joint
  venture,  joint-stock  company,  trust,  unincorporated   organization  or
  government or any agency or political subdivision thereof.

     "Responsible  Officer",  when  used  with   respect  to  the  Indenture
  Trustee, means any officer with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject. "Responsible Officer", when used with respect to a Borrower, means the president, any vice president, the secretary, any assistant secretary, the treasurer or any assistant treasurer of such Borrower or any other officer or assistant officer of such Borrower customarily performing functions similar to those performed by any of the above-designated officers.

     "Security Documents" shall have the meaning ascribed thereto in the Credit Agreement.

     "Supplemental Indenture" means any indenture supplemental to this Indenture entered into pursuant to Article 6.

     "United States" means the United States of America.

     (b) For purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise, requires, all references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture, and the terms "hereof, "herein", hereby" hereafter" and "herewith" refer to this Indenture.

     (c) The terms defined in this Article include the plural as well as the singular.

     (d) All other terms used in this Indenture and not defined in this Indenture which are defined by reference herein to the Credit Agreement or other instruments, have the meanings assigned to them in the Credit Agreement or such other instruments.

     (e) All agreements referred to in this Article I and in the Recitals of this Indenture mean such agreements as originally executed or, if duly amended or supplemented, as so amended or supplemented.

  Section 102.    Notices.

         (a) All notices or other communications required or permitted to be made hereunder to the Borrowers, the Indenture Trustee, the Agent or the Lenders shall be sufficiently given if in writing and made or delivered by hand or by certified or registered mail, postage prepaid, by telex or telecopy, addressed to the particular parties as provided below, or to such other addresses as such parties may hereafter specify by a written notice to such other parties (and with respect to any notice or communication to the Indenture Trustee, with a copy to the Agent):

  Borrowers:                  READING & BATES CORPORATION
                              901 Threadneedle, Suite 200
                              Houston, TX  77079
                              Telefax: (713) 496-0285
                              Attention: Chief Financial Officer


  Indenture Trustee:          WILMINGTON TRUST COMPANY
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, DE 19890-0001
                              Telefax: (302) 651-8882
                              Attention:  Corporate Trust Division

                              With a copy to:

                              Jennifer L. Janss, Esq.
                              Richards, Layton & Finger
                              P.O. Box 551
                              Wilmington, DE 19899


  Notices to the Agent shall be addressed to:

                              CHRISTIANIA BANK OG KREDITKASSE,
                              New York Branch
                              11 West 42nd Street, 7th Floor
                              New York, NY 10036
                              Telefax: (212) 827-4888
                              Attention: Loan Administration

  Notices to the Lenders shall be addressed as provided on Schedule 1 to the Credit Agreement.

  Section 103.    Waiver of Notice.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

  Section 104.    Effect of Headings; Table of Contents.

     The table of contents, the titles of the Articles and the headings of the Sections and paragraphs are not a part of this Indenture and shall not be deemed to affect the meaning or construction of any of its provisions.

  Section 105.    Severability Clause; Further Assurances.

     In case any provision of this Indenture or any other Security Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Indenture or any other Security Document shall not in any way be affected or impaired thereby. In case this Indenture or any other Security Document, or any provision hereof or thereof, shall be deemed invalid, illegal or unenforceable, in whole or in part, by reason of any present or future law or any decision of any court having jurisdiction, or if the documents at any time held by the Indenture Trustee shall be deemed by the Indenture Trustee in the reasonable exercise of its duties to be insufficient for any reason to implement the rights and powers granted to the Indenture Trustee herein or any other Security Document, then, from time to time on demand of the Indenture Trustee, the Borrowers will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such other and further assurances and documents as in the opinion of the Indenture Trustee may reasonably be required to create or confirm the security interests purported to be created by the Granting Clause hereof or to perfect the Indenture Trustee's security interest therein, or otherwise to obtain or maintain the full benefits of this Indenture and the Mortgages.

  Section 106.    Governing Law; Jurisdiction.

     This Indenture shall be deemed to be a contract made under the substantive laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State, without reference to principles of conflicts of law. This Indenture may be enforced in the federal or state courts in the State of New York or any other court having jurisdiction. Each of the Borrowers hereby irrevocably submits itself to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in the City and County of New York for such purpose. In addition thereto, each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in any such court or any claim that any such proceeding brought in any such court has been brought in an inconvenient forum.

  Section 107.    Appointment of Process Agent.

     Each of the Borrowers hereby appoints Prentice Hall Corporation, 500 Central Avenue, Albany, New York 12206-2290 as its agent to accept service of process in any proceeding on its behalf in the State of New York and acknowledges that the purpose of this provision is to provide that service upon such firm at its offices in Albany, New York shall have the same effect as if the respective Borrower had been personally served in the State of New York.

  Section 108.    Counterparts.

     This Indenture may be executed  in any number of counterparts,  each of
  which  shall  be  an  original;  but  such   counterparts  shall  together
  constitute but one and the same instrument.

  Section 109.    Survival.

     All representations, warranties, covenants and agreements herein contained or made in writing in connection with any Security Documents shall survive the execution of this Indenture and shall continue in full force and effect until the Indebtedness secured hereby or thereby shall have been paid in full, and the same shall bind and inure to the benefit of the respective successors and assigns of the Borrowers and the Indenture Trustee.

  Section 110.    No Transfer in Violation of Shipping Act.

     Notwithstanding any other provision herein to the contrary, except to the extent permitted by law, no sale, transfer or other disposition of either of the Vessels, or any interest therein, may be made to any person not a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended, without the approval of the Secretary of Transportation of the United States or pursuant to an exemption therefrom.

  Section 111.    Monies of Indenture Trustee Received by Borrowers.

     Any monies which may from time to time be received by either Borrower which should have been paid to the Indenture Trustee hereunder shall be so received in trust for the Indenture Trustee, shall not be commingled with other funds of such Borrower and shall promptly be remitted to the Indenture Trustee.

  Section 112.    Binding Effect.

     All the covenants, promises, stipulations and agreements of each of the Borrowers in this Indenture shall bind each of the Borrowers and their respective successors and assigns, and shall inure to the benefit of the Indenture Trustee and its successors and assigns, whether so expressed or not. This Indenture is for the sole benefit of the Borrowers, the Indenture Trustee and the Lenders and their respective successors and assigns, and no other party shall have any right hereunder.

                                   ARTICLE 2
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

     Each of the Borrowers represents and warrants to the Indenture Trustee as of the date hereof and covenants with the Indenture Trustee that:

  Section 201.

     (a) Organization and Existence. Each of the Borrowers was duly organized and is now validly existing as a corporation under the laws of the State of Oklahoma with power and authority to conduct its business as the same is presently being conducted. Each of the Borrowers shall maintain such existence so long as this Indenture remains in effect.

     (b) Power and Authority. Each of the Borrowers had and has legal power and authority to enter into and carry out the terms of this Indenture.

     (c) Due Authorization, Execution and Enforceability. This Indenture has been duly authorized by all necessary corporate action on the part of each of the Borrowers, has been duly executed and delivered by each of the Borrowers and constitutes, in accordance with its terms, the legal, valid and binding agreements enforceable against each of the respective Borrowers, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights as from time to time in effect and general equitable principles.

     (d) No Violations. The consummation of the transactions contemplated by, and compliance by each of the Borrowers with all the terms and provisions of, this Indenture do not and will not violate any provisions of the Certificate of Incorporation or Bylaws of either of the Borrowers, and will not result in a breach of the terms and provisions of, or constitute a default under, any agreement or undertaking by either of the Borrowers, or of which it or any of its property is bound, or any order of any court or administrative agency entered in any proceedings to which either of the Borrowers is or has been a party or violate any applicable statute, rule or regulation.

      (e)   Liens and Security Interests.

           (1) The security interest granted by this Indenture constitutes, a valid perfected assignment of and security interest in the properties assigned hereby having a priority over any other security interests in such property.

           (2) Except pursuant to this Indenture (or as permitted by this Indenture) or the Mortgages (or as permitted by the Mortgages), neither Borrower has assigned, pledged or otherwise granted a security interest in or lien on, and shall not assign, pledge or otherwise grant a security interest in or lien on, the whole or any part of, any rights assigned by the Indenture or the Mortgages.

      (f) Notices of Defaults. Upon the occurrence of any Event of Default, the Borrowers shall promptly notify the Indenture Trustee, the Agent and the Lenders by telecopy, confirmed by letter, unless such Event of Default shall have been cured.

                                   ARTICLE 3
                       REMEDIES UPON AN EVENT OF DEFAULT

  Section 301.    Remedies.

      If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall be entitled to, and shall upon receipt of written Instructions of the Agent, without further notice or demand, enforce and exercise all or any of its rights and powers as a mortgagee under the respective Mortgages at law, in equity or in admiralty.

  Section 302.    Suits for Enforcement by Indenture Trustee.

     Subject to the provisions of Section 308, if an Event of Default shall occur and be continuing and the Indenture Trustee has Actual Knowledge, the Indenture Trustee may in its discretion proceed to protect its rights and the rights of the Lenders by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect any such rights, or to protect any other proper right, power or remedy then available to the Indenture Trustee under the Mortgages, provided that the Indenture Trustee shall immediately thereafter notify the Agent and the Lenders by telecopier of any action taken or proposed to be taken hereunder and shall thereafter act only in accordance with the written Instructions of the Agent or the Majority Lenders or either thereof.

  Section 303.    Indenture Trustee's Enforcement of Claims.

     All rights of action and claims under this Indenture may be prosecuted and enforced by the Indenture Trustee in a proceeding brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents or counsel, be for the benefit of the Lenders.

  Section 304.    Application of Monies Collected After Default.

     Any monies collected by the Indenture Trustee pursuant to any enforcement of any of its rights hereunder or under any other Security Document on account of the occurrence of an Event of Default shall be applied as follows:

            First:      to  the   payment  or   reimbursement   of  all   the
                        reasonable  costs incurred  or made  in the exercise,
                        protection or pursuance by  the Indenture Trustee  of
                        its rights  or  remedies including,  but not  limited
                        to,  the  expenses of  any  sale  or  of any  taking,
                        attorneys'  fees   and  court  costs,  together  with
                        interest thereon at  the Default Rate and  to provide
                        adequate  indemnity to the  Indenture Trustee against
                        security  interests, liens,  charges, encumbrances or
                        rights  claiming  priority   over  or  equal  to  the
                        security   interest   or   liens   held  under   this
                        Indenture;
            Second:     to the payment of interest and fees owing in  respect
                        of  the Credit  Facility,  including all  fees  owing
                        pursuant to Clause 17 thereof;
            Third:      to the  repayment of  principal owing  in respect  of
                        the Advances or Unpaid Drawings;
            Fourth:     to other amounts due under the Credit Agreement;
            Fifth:      the surplus (if any) shall  be paid to the  Borrowers
                        or to whomsoever else may be entitled thereto.

  Section 305.    Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Agent or any of the Lenders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder, or under the other Security Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of another right or remedy hereunder or otherwise.

  Section 306.    Delay or Omission Not Waiver.

     No delay or omission of the Indenture Trustee, the Agent or of any of the Lenders to exercise any right or remedy accruing upon any Event of Default nor any course of dealings among the Indenture Trustee, the Agent, the Lenders and the Borrowers shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by the Indenture Trustee of any security or any payment of any part of the Credit Facility maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. To the extent permitted by law, every right or remedy given by this Indenture or any other Security Document or by law to the Indenture Trustee, the Agent or any of the Lenders may be exercised from time to time, and as often and in such order as may be deemed expedient, by the Indenture Trustee, the Agent or the Lenders, as the case may be.

  Section 307.    Discontinuance of Enforcement Proceedings.

     In case the Indenture Trustee shall have proceeded to enforce any right, power or remedy under this Indenture or under either Mortgage and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to the Indenture Trustee, then, and in every such case, the Borrowers and the Indenture Trustee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Indenture or either Mortgage, as the case may be, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been taken.

  Section 308.    Control by the Majority Lenders.

     Subject to (i) the provisions of Section 309 and (ii) the requirements of Sections 9 and 37 of the Shipping Act, 1916, as amended, the Agent or the Majority Lenders shall have the right by written Instructions to the Indenture Trustee, to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee under this Indenture or either Mortgage or exercising any trust or power conferred on the Indenture Trustee herein or therein, and upon receipt of such written Instructions, the Indenture Trustee, subject to the provisions of Article 4, shall take the actions specified in such written Instructions, provided that such written instructions shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to personal liability.

  Section 309.    Undertaking for Costs.

     The parties to this Indenture agree, and the Lenders by making the Credit Facility available shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, or to any suit instituted by the Lenders, unless otherwise required by law.

  Section 310.    Waiver of Demand, etc.

     Each Borrower hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for under this Indenture, the other Security Documents or the Credit Agreement at any time in connection herewith and therewith.

                                   ARTICLE 4
                             THE INDENTURE TRUSTEE

  Section 401.    Certain Duties and Liabilities.

     (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

     (b) Without limiting the provisions of paragraph (a) of this Section 401 or the provisions of Section 308, in any case where the terms of this Indenture or either Mortgage vest in the Indenture Trustee non-mandatory, discretionary authority to take any action or give any consent or approval upon the request of either of the Borrowers, the Agent, any of the Lenders or otherwise, the Indenture Trustee shall be required, first to give notice of such proposed action, approval or consent to the Agent, and upon receipt of written Instructions of the Agent, the Indenture Trustee shall act with respect to such action, approval or consent only in accordance with such written Instructions.

     (c)   In  case  an   Event  of  Default  shall  have  occurred  and  be
  continuing, the Indenture Trustee shall (except as otherwise provided in Section 308) exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own gross negligence or its own willful misconduct or that of its employees, agents, officers and attorneys.

     (e) Save for the provisions of paragraph (d) hereof, the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with Instructions of the Agent or the Majority Lenders relating to the exercise of any trust, right, remedy or power conferred upon the Indenture Trustee under this Indenture or either Mortgage, or exercisable by it hereunder or thereunder.

     (f) None of the provisions of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or by special agreement of the Agent or the Majority Lenders.

     (g) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

     (h)   The  Indenture  Trustee shall  not  be deemed  to  have knowledge
  ("Actual Knowledge") of the existence of an Event of Default unless the Indenture Trustee shall have received telecopied or other written notice of such Event of Default from the Agent or Majority Lenders, or a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall have actual knowledge of such Event of Default.

     (i) The Indenture Trustee shall promptly, upon receiving Actual Knowledge of an Event of Default, inform the Agent and the Lenders by telex or telecopy of such Event of Default.

     (j) None of the provisions of this Indenture shall require the Indenture Trustee to review or hold policies of insurance or to make any claims or take any other action with respect to such insurance unless specifically instructed to do so by the Agent.

  Section 402.    Certain Rights of Indenture Trustee.

     Except as otherwise provided in Section 401:

     (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any written statement, instrument, notice, request, instruction, direction or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) The Indenture Trustee may consult with counsel and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in reliance thereon and in compliance therewith, absent bad faith, negligence or willful misconduct on the part of the Indenture Trustee;

     (c) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Agent or the Majority Lenders pursuant to this Indenture, unless the Agent or the Majority Lenders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs and expenses which might be incurred by it in compliance with such request or direction;

     (d) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any statement, instrument, notice, request, direction or other paper or document referred to in paragraph (a) of this Section;

     (e) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for the negligence of any attorney or agent appointed by the Indenture Trustee with due care; and

     (f) Should the Indenture Trustee receive written Instructions from the Agent or the Majority Lenders which the Indenture Trustee, in its sole opinion, believes to be conflicting Instructions, the Indenture Trustee shall have no duty to act thereon, but if indemnified to its satisfaction for any costs, expenses or liabilities it may incur, it shall seek instructions concerning its responsibilities under this Indenture with respect to such conflicting Instructions from any court of competent jurisdiction.

  Section 403.    Not Responsible for Recitals.

     The recitals contained herein shall be taken as the statements of the Borrowers, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or either Mortgage.

  Section 404.    Money Held in Trust.

     Any money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Borrowers. Any payments made by the Indenture Trustee under this Indenture shall be made only from monies held by it in trust hereunder.

  Section 405.    Compensation, Reimbursement and Indemnification.

     The Borrowers jointly and severally agree, subject to the provisions of Article 5:

     (a) To pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited to any provision of law in regard to the compensation of a trustee of an express trust);

     (b) To reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including, without limitation, reasonable compensation and expenses and disbursements of its agents and counsel and expenses incurred in enforcing its rights or remedies under any Security Document), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

     (c) To indemnify the Indenture Trustee, its directors, officers, employees and agents for, and to hold it and them harmless against, any and all claims, losses, liabilities or expenses of any kind (including attorneys' fees) incurred without gross negligence or willful misconduct on its or their part and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself or themselves against any claim of liability in the premises.

     (d)   That  to  secure the  obligations  of  the Borrowers  under  this
  Section 405, the Indenture Trustee shall have a lien prior to the rights of the Lenders on all money or property held or collected by the Indenture Trustee pursuant to this Indenture.

  Section 406.    Corporate Indenture Trustee Required; Eligibility.

     There shall at all times be a Indenture Trustee hereunder which shall be a bank or trust company which (i) is organized as a corporation or banking association, and is doing business under the laws of the United States or any State thereof, (ii) is authorized under such laws to exercise corporate trust powers, (iii) is a citizen of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended,
  (iv) is subject to supervision or examination by federal or state authority, (v) has a combined capital and surplus (as set forth in its most recent published report of condition) of at least $50,000,000 and
  (vi) is a trustee approved by the Secretary of Transportation pursuant  to
  Section 9 and, if applicable, Section 37 of the Shipping Act, 1916, as amended, and Chapter 313 of Title 46 of the United States Code. The Indenture Trustee hereby represents and warrants that on the date hereof it complies with the requirements of the foregoing sentence. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

  Section 407. Disqualification, Removal or Resignation of the Indenture Trustee; Successor Indenture Trustees.

     (a) If the Indenture Trustee ceases at any time to be a Indenture Trustee approved by MARAD, it promptly will so notify the Agent and resign hereunder and cooperate in all reasonable respects in the appointment of its successor, but shall have no other liability hereunder for loss of its status as an approved trustee. The Agent shall immediately appoint a qualified successor trustee or shall take the actions provided for below in the event a qualified successor trustee cannot be found by it. In addition, the Agent may in its discretion remove the Indenture Trustee at any time, without cause, by causing a written notice of such removal to be delivered to the Indenture Trustee, the Borrowers and the Lenders which notice shall state the effective date and the name of the qualified successor trustee selected by the Agent. No removal shall be effective unless a qualified successor trustee is available and willing to act for the Lenders or unless the actions provided for below in the event a qualified successor trustee is not available to the Agent have been initiated. In the event of discharge or removal, the Indenture Trustee shall execute all documents and take such other actions as necessary or desirable to the Agent or the Majority Lenders to transfer the Indenture Trustee's function of trustee to the successor trustee. The Indenture Trustee's compensation shall cease as of the effective date of discharge or removal, except those rights of indemnification which shall survive its removal. Upon discharge or removal, the Indenture Trustee shall, within thirty days, furnish the Agent, the Majority Lenders, the successor trustee and the Borrowers a complete accounting of the trust estate, its compensation, costs and expenses as of the date of discharge or removal. Such amount shall be promptly paid by the Borrowers.

     (b) (i) The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least ninety days prior written notice to the Agent, the Majority Lenders and to the Borrowers, such resignation to be effective on the date specified in such notice. The Agent shall, prior to the date specified in such notice, appoint a successor trustee meeting the requirements of Section 406. If the Agent shall not have appointed such a qualified successor trustee within sixty days after such notice, the Indenture Trustee may apply to any court of competent jurisdiction to appoint a qualified successor trustee to act until such time, if any, as a successor shall have been appointed by the Agent as herein provided. Any qualified successor trustee so appointed by such court shall immediately and without further act be superseded by any qualified successor trustee appointed by the Agent. Any banking institution or trust company becoming a successor trustee hereunder shall be deemed the Indenture Trustee for all purposes hereof, and each reference herein to the Indenture Trustee shall thereafter be deemed a reference to such banking institution or trust company.

           (ii) Any successor trustee, whether appointed by a court or by the Agent as provided in subparagraph (b) (i), shall execute and deliver to the predecessor trustee an instrument accepting such appointment, and thereupon such successor trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor trustee in the trust hereunder with like effect as if originally named as the Indenture Trustee herein; and such predecessor trustee shall execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor trustee, and such predecessor trustee shall duly assign, transfer, deliver and pay over to such successor trustee any property or monies or other things of value then held by such predecessor trustee upon the trusts herein expressed.

            (iii) Any successor trustee, however appointed, shall be a trustee approved by MARAD in accordance with the provisions of Chapter 313 of Title 46 of the United States Code.

           (iv) Any bank into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any bank resulting from any merger, conversion on consolidation to which the Indenture Trustee shall be a party, or any bank to which substantially all the business of the Indenture Trustee may be transferred, shall, subject to the terms of this Section 407(b), be the Indenture Trustee under this Indenture without any further act, provided the successor bank remains qualified.

           (v) Within sixty days of the effective date of its resignation, the Indenture Trustee shall provide the Agent a statement and accounting as though it had been removed in accordance with Section 407(a) hereof.

     (c) A successor trustee shall be appointed by an instrument in writing which shall state the effective date on which said successor trustee shall become the Indenture Trustee hereunder and the holder of this instrument and the trust estate, which document shall contain the executed acknowledgement of acceptance by the successor trustee of the trust, the trust estate and the duties of the Indenture Trustee as herein provided.

     The Indenture Trustee or any predecessor trustee shall duly assign, transfer, deliver and pay over to any successor trustee any property and monies or things of value subject to the trust hereunder and held by the Indenture Trustee or any predecessor trustee, as the case may be. Should any act or further instrument from the Indenture Trustee, any predecessor trustee, or the Lenders be required by any successor trustee for more fully and certainly vesting in and confirming to such successor trustee such estates, properties, rights, remedies and trusts, then on request by such successor trustee any and all such acts and instruments shall be done, made, executed, acknowledged and delivered by the Indenture Trustee, any predecessor trustee, or the Lenders, as the case may be.

     (d) Should for any reason the Agent be unable to locate a qualified successor trustee, then prior to ceasing to act as trustee or becoming disqualified to do so the Indenture Trustee shall cooperate with the Agent and the Lenders in the following:

           (i)   First,  petition   MARAD  for   approval  of  a   presently
  unqualified bank or trust company satisfactory to the Agent or the Majority Lenders and willing to act as trustee;

           (ii) If MARAD approval cannot be obtained for such available unqualified trustee then the Agent or the Majority Lenders and the Indenture Trustee shall petition the United States District Court for the Southern District of New York for instructions to the Indenture Trustee in order that the trust estate may be preserved and to prevent the Agent, the Majority Lenders or the Indenture Trustee from falling in violation of law. To the extent that such may be required or necessary, the parties hereto agree that said Court has jurisdiction for this purpose; however, if, in the interest of justice, the said Court determines to transfer the matter to any other United States court, the parties hereby agree to the jurisdiction of such transferee court. Any such petition shall be served upon the parties hereto and MARAD, with a copy mailed to the chief counsel of MARAD and the Borrowers. The Indenture Trustee, the Agent, the Majority Lenders and any successor trustee hereby agree to abide by the instructions of the court issuing same and to all acts, execute such documents and instructions as may be required in connection therewith and all other instruments and documents necessary to preserve the trust estate for the benefit of the Lenders, as beneficiaries, under the terms hereof as well as preserving the adequacy and enforceability of any interest held in the trust estate.

  Section 408.    Co-trustees and Separate Indenture Trustees.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any security may at the time be located, the Borrowers and the Indenture Trustee shall have power to appoint, and upon the written request of the Indenture Trustee, the Agent or of the Majority Lenders, the Borrowers shall for such purpose join with the Indenture Trustee in execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, and, if deemed necessary by the appointing party, as secured party with respect to all or any part of the security, or to act as separate trustee and, if deemed necessary as aforesaid, as secured party with respect to any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Borrowers do not join in such appointment within fifteen days after the receipt by them of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee acting alone shall have power to make such appointment.

     Any person appointed as co-trustee or separate trustee hereunder shall satisfy the qualifications prescribed in clauses (i), (iii), (iv) and (vi) of Section 406.

     Should any written instrument from the Borrowers be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Borrowers.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

     (a) All rights, powers, duties and obligations hereunder in respect of the custody of the Security Documents held by the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

     (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law or any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Borrowers evidenced by separate resolutions of the board of directors of each Borrower, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default shall have occurred and be continuing, the Indenture Trustee may act alone in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder.

     (e) Any notice of instruction delivered to the Indenture Trustee by the Agent or the Majority Lenders shall be deemed to have been delivered to each such co-trustee and separate trustee.

                                   ARTICLE 5
                           SATISFACTION AND DISCHARGE

  Section 501.    General.

     If the Borrowers shall pay or cause to be paid all of the Indebtedness, then this Indenture and the liens, estate and rights and interest hereby and thereby created shall cease, determine and become null and void, and the Indenture Trustee, upon written request of the Borrowers, accompanied by an opinion of counsel acceptable to the Indenture Trustee, and at the cost and expense of the Borrowers, shall forthwith cause satisfaction and discharge of this Indenture and shall execute and deliver to the Borrowers such instruments as may be necessary, duly acknowledging the satisfaction and discharge of this Indenture and forthwith the estate, right, title and interest of the Indenture Trustee in and to any property held by it under this Indenture or under either Mortgage shall thereupon cease, determine and become null and void, and the Indenture Trustee shall transfer the same to the Borrowers.

  Section 502.    Survival of Certain Obligations.

     Notwithstanding the satisfaction and discharge of this Indenture, (a) the liabilities and obligations of the Borrowers to the Indenture Trustee under Section 405 shall survive, and (b) if a Borrower's trustee in bankruptcy or any Person under any applicable bankruptcy law shall recover all or part of the Indebtedness payable hereunder from the Indenture Trustee or from any of the Lenders, this Indenture and all other Security Documents shall be deemed not to have been satisfied and discharged but shall continue to be in full force and effect to the extent of the amount so recovered.

                                   ARTICLE 6
                            SUPPLEMENTAL INDENTURES

  Section 601.    Waivers  and  Supplemental  Indentures   With  Consent  of
  Lenders.

     This Indenture may not be waived, modified, amended or supplemented without the prior written consent of the Agent or the Majority Lenders.

  Section 602.    Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by any indenture supplemental hereto or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Sections 401 and 601) shall be fully protected in relying upon, an opinion of counsel of the Borrowers stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Section 603.    Effect of Supplemental Indentures.

     Upon  the  execution   of  any  indenture  supplemental   hereto,  this
  Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes.

                                   ARTICLE 7
                 INSTRUCTIONS OF THE AGENT OR MAJORITY LENDERS

  Section 701.    Instructions of the Agent or Majority Lenders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver of or other action required or permitted by this Indenture to be given by the Agent or the Majority Lenders (sometimes referred to herein as "Instructions") shall be given in accordance with Section 102. The Indenture Trustee and the Borrowers shall be entitled to assume that any Instructions so given have been duly authorized. No instructions shall be given which are in violation of this Indenture (or the Credit Agreement or any of the Security Documents, as defined in the Credit Agreement) or in violation of any applicable laws.

     (b) Unless and until the Indenture Trustee shall have received conflicting Instructions from the Agent or the Majority Lenders, any request, demand, authorization, direction, notice, consent, waiver or other action by the Agent or the Majority Lenders shall bind the other Lenders in respect of anything done or suffered to be done by the Indenture Trustee or either Borrower in reliance thereon.

                                   ARTICLE 8
                            LIMITATION OF LIABILITY

  Section 801.    Limitation of Liability of Wilmington Trust Company.

     It is expressly understood and agreed by the parties hereto that this Indenture is executed and delivered by Wilmington Trust Company not individually but solely as Indenture Trustee and nothing contained herein shall be construed as creating any liability on Wilmington Trust Company individually, including any covenant either express or implied herein, all such liability, if any, being expressly waived by all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on the day and year first above written.


                              READING & BATES DRILLING CO.



                              By:  ______________________________
                                    Title:


                              READING & BATES EXPLORATION CO.


                              By:  ________________________________
                                   Title:


                              WILMINGTON   TRUST   COMPANY,   not   in    its
                              individual capacity     but solely as Indenture
                              Trustee



                              By:  ______________________________
                                    Title:


-----------------------------------------------------------------------------


                                ACKNOWLEDGEMENT


  STATE OF NEW YORK           )
                              ) S.S.
  COUNTY OF NEW YORK          )


  On this ______ day of November, 1995 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is
  __________________ for READING & BATES DRILLING CO., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of READING & BATES DRILLING CO.

                           __________________________
                                 Notary Public

-----------------------------------------------------------------------------

                                ACKNOWLEDGEMENT


  STATE OF NEW YORK           )
                              ) S.S.
  COUNTY OF NEW YORK          )


  On this ______ day of November, 1995 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is
  __________________ for READING & BATES EXPLORATION CO., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of READING & BATES EXPLORATION CO.

                           __________________________
                                 Notary Public

-----------------------------------------------------------------------------

                                ACKNOWLEDGEMENT

  STATE OF DELAWARE           )
                              ) S.S.
  COUNTY OF NEW CASTLE        )


  On this ______ day of November, 1995 before me personally appeared _________________ to me known who being by me duly sworn did depose and say that he resides at ___________________________, that he is
  __________________ for WILMINGTON TRUST COMPANY, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of WILMINGTON TRUST COMPANY.

                           __________________________
                                 Notary Public